[LOGO] ACI    ARMANDO C. IBARRA
                                     CERTIFIED PUBLIC ACCOUNTANTS
                                      A PROFESSIONAL CORPORATION

Armando C. Ibarra, C.P.A.                   Members of the California Society of
                                                    Certified Public Accountants
Armando Ibarra, Jr., C.P.A., JD             Members of the American Institute of
                                                    Certified Public Accountants

                                Members of the Better Business Bureau since 1997

January 26, 2005

To Whom It May Concern:

The firm of Armando C. Ibarra, Certified Public Accountants, APC consents to the inclusion of our report of November 12, 2004, on the audited financial statements of Xact Aid, Inc., as of June 30, 2004, in any filings that are necessary now or in the near future with the U.S. Securities and Exchange Commission.

Very truly yours,

/s/ ARMANDO C. IBARRA
----------------------------
ARMANDO C. IBARRA, C.P.A.

                      371 E. STREET, CHULA VISTA, CA 91910
                TEL: (619) 422-1348               FAX: (619) 422-1465

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                          [LOGO] ACI    ARMANDO C. IBARRA
                                     CERTIFIED PUBLIC ACCOUNTANTS
                                      A PROFESSIONAL CORPORATION

Armando C. Ibarra, C.P.A.                   Members of the California Society of
                                                    Certified Public Accountants
Armando Ibarra, Jr., C.P.A., JD             Members of the American Institute of
                                                    Certified Public Accountants

                                Members of the Better Business Bureau since 1997

January 26, 2005

To Whom It May Concern:

The firm of Armando C. Ibarra, Certified Public Accountants, APC consents to the inclusion of our report of November 12, 2004, on the audited financial statements of Xact Aid, Inc., as of September 30, 2004, in any filings that are necessary now or in the near future with the U.S. Securities and Exchange Commission.

Very truly yours,

/s/ ARMANDO C. IBARRA
----------------------------
ARMANDO C. IBARRA, C.P.A.

                      371 E. STREET, CHULA VISTA, CA 91910
                TEL: (619) 422-1348               FAX: (619) 422-1465